SUBSCRIBER’S NAME:

QUANTUMSPHERE, INC.

A NEVADA CORPORATION

10% SUBORDINATED CONVERTIBLE PROMISSORY NOTES

SUBSCRIPTION BOOKLET

THE PRIVATE PLACEMENT OF SECURITIES DESCRIBED HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THIS PRIVATE PLACEMENT IS MADE PURSUANT TO SECTION 4(2) OF SAID ACT, WHICH EXEMPTS FROM SUCH REGISTRATION TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING. FOR THIS REASON, THESE SECURITIES WILL BE SOLD ONLY TO INVESTORS WHO MEET CERTAIN MINIMUM SUITABILITY QUALIFICATIONS DESCRIBED HEREIN.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE SECURITIES OFFERED, INCLUDING THE MERITS AND RISKS INVOLVED. AN INVESTOR SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE COMPANY FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION, AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE SECURITIES UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION.

QUANTUMSPHERE, INC.

NOTE PURCHASE AGREEMENT

10% SUBORDINATED CONVERTIBLE PROMISSORY NOTES

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the date set forth on the signature page hereto by and between QuantumSphere, Inc., a Nevada corporation (the “Company”), and the investor whose name appears on the signature page hereto (the “Investor”).

WHEREAS, the Company is conducting a private placement (the “Private Placement”) of its 10% Subordinated Convertible Promissory Notes (the “Notes”). The Notes are convertible into common stock of the Company pursuant to the terms set forth in the Notes. In addition, the Notes include a detachable warrant to purchase shares of common stock in an amount equal to one hundred percent (100.0%) of the face value of the Notes, based on the exercise terms set forth in the common stock purchase warrant (the “Warrants”). The Notes and the Warrants are collectively referred to herein as the “Securities”; and

Whereas, the Private Placement is to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D and is limited to persons who qualify as “accredited investors” as defined by Rule 501(a) of the Securities Act;

By execution below, the Investor acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein as a condition of complying with its obligations under applicable securities laws and this Agreement.

1. Subscription.

(a) Subject to the terms and conditions of this Agreement, the Investor hereby agrees to subscribe for the Securities in the original principal amount set forth in Section 13 below (the “Subscription Amount”). The Investor shall pay the Subscription Amount via wire transfer to the bank account designated by the Company in Section 1(c) below, or by check made payable to “QuantumSphere, Inc.” and sent to 2905 Tech Center Dr., Santa Ana, CA 92705; Attn Kevin Maloney, CEO. Utilizing the DocuSign digital signature service, the Investor needs to complete and execute the following:

(i)	This Note Purchase Purchase Agreement;

(ii)	The 10% Subordinated Convertible Promissory Note in the form attached hereto as Exhibit A;

(iii)	The Security Agreement in the form attached hereto as Exhibit C;

(iv)	The Registration Rights Agreement in the form attached hereto as Exhibit D; and

(v)	The Intercreditor Agreement in the form attached hereto as Exhibit E.

(b) Upon receipt of the completed and executed documents as set forth in Section 1(a) above, and the Subscription Amount via wire transfer or check, the Company shall (i) issue to the Investor a Note, in the original principal amount identical to the Subscription Amount, and in the form attached hereto as Exhibit A, (ii) issue to the Investor a Common Stock Purchase Warrant in the form attached hereto as Exhibit B, (iii) counter-execute the Security Agreement in the form attached hereto as Exhibit C, (iv) counter-execute the Registration Rights Agreement in the form attached hereto as Exhibit D; and (v) counter-execute the Intercreditor Agreement in the form attached hereto as Exhibit E.

(c) QSI Wire Transfer Details. QSI wiring details are as follows:

Wells Fargo Bank, N.A.

2677 Park Ave., Tustin, CA 92782

ABA No.: 122000247

Swift (International): WFBIUS6S

Account No.: 5206334749

Account Name: QuantumSphere, Inc. Series O-2 Escrow Account

(d) Binding Subscription; Right to Reject. Subject to the terms and conditions hereof, the Investor’s obligation to subscribe and pay for the Securities shall be complete and binding upon the execution and delivery of this Agreement. The Company reserves the right to reject all or any part of any subscription for the Securities for any reason or no reason, where the subscription for the Securities shall be subject to the acceptance of this Agreement by the Company.

2. Use of Proceeds. The Company proposes to use the proceeds from the sale of securities as follows: (i) for capital expenditures relating to catalyst reactor equipment and ancillary equipment for existing reactors, (ii) production of additional QSI-Nano iron catalysts for follow-on commercial validations and potential purchase orders, and (iii) working capital for general corporate purposes. The Company’s management will have significant flexibility in applying the net proceeds of the Securities. The Investor should not invest in the Securities if the Investor is not willing to grant the Company’s management such discretion over the net proceeds of the Securities.

3. Representations and Warranties – Investor. The Investor acknowledges and represents as follows:

(a) That the Investor is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the Investor’s investment in the Securities;

(b) That the Investor, either alone or with the assistance of the Investor’s own professional advisor, has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks;

(c) That the Investor has obtained, to the extent the Investor deems necessary, the Investor’s own personal professional advice with respect to the risks inherent in the investment in the Securities, and the suitability of an investment in the Securities in light of the Investor’s financial condition and investment needs;

(d) That the Investor believes that an investment in the Securities is suitable for the Investor based upon the Investor’s investment objectives and financial needs, and the Investor has adequate means for providing for the Investor’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;

(e) That the Investor has been given certain information regarding the Company, and has asked for and received all information that Investor deems necessary and a reasonable person would deem necessary, to make an informed investment decision, and has relied upon that information for purposes of this investment;

(f) That the Investor recognizes that the Securities as an investment involve a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company;

(g) That the Investor realizes that there is no public market for the Securities and the Investor may be unable to liquidate the Investor’s investment in the event of an emergency, or pledge the Securities as collateral for a loan;

(h) That the Investor realizes that (i) the purchase of the Securities is a long-term investment; (ii) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; and (iii) the transferability of the Securities requires conformity with the restrictions contained in Section 4 below and legends will be placed on the certificate(s) representing the Securities, referring to the applicable restrictions on transferability;

(i) That a legend will be placed on the Note, Warrants or other instrument(s) representing the Securities substantially to the following effect:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE OR SUCH SECURITIES, AS APPLICABLE, IS TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR RULE) OR (3) THE COMPANY (AS HEREINAFTER DEFINED) HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF THIS NOTE OR SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

(j) That the Investor was not solicited to purchase the Securities by any means of general solicitation, including but not limited to the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any meeting where attendees were invited by any general solicitation or general advertising; and

(k) That no person, firm or corporation has or will have, as a result of any act or omission by the Investor, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

4. Transfer Restrictions. The Investor has been advised that the Securities have not been registered under the Securities Act or applicable state securities laws and that the Securities are being offered and sold pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on the Investor’s representations as contained herein. The Investor represents and warrants that the Securities are being purchased for the Investor’s own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Investor has made no agreement with others regarding any of the Securities; and the Investor’s financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The Investor further represents and agrees that if the Investor should later desire to dispose of or transfer any of the Securities in any manner, the Investor shall not do so without first obtaining (a) an opinion of qualified legal counsel acceptable to the Company that such proposed disposition or transfer may be lawfully made without the registration of such Securities pursuant to the Securities Act and applicable state securities laws, or (b) such registration (it being understood that, the Company’s shall not have any obligation to register the Securities for such purpose).

5. Residency. The Investor represents and warrants that the Investor is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth in Section 14 hereof, and the Securities are being purchased by the Investor in the Investor’s name solely for the Investor’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

6. Investor Suitability. The Investor represents and warrants that the Investor comes within one or more of the categories marked below, and that for any category marked the Investor has truthfully set forth the factual basis or reason the Investor comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL, EXCEPT FOR DISCLOSURES TO FEDERAL OR STATE REGULATORY AUTHORITIES. The Investor agrees to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.

Category I	______	The Investor is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Investor’s spouse, presently exceeds $1,000,000, exclusive of the Investor’s primary residence. In the calculation of net worth (the amount of assets in excess of liabilities):

●	The Investor may include equity in personal property and real estate, expressly excluding the Investor’s principal residence, cash, short-term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

●	The amount of debt secured by the primary residence, up to its estimated fair market value, is not included as a liability, unless the person incurred debt within 60 days before buying securities in the unregistered offering for the purpose of buying those securities and not for buying the residence. In that situation, the amount of debt borrowed during that 60-day period must be included as a liability.

●	Any debt secured by the primary residence in excess of the estimated fair market value of the home is included as a liability.

Category II	______	The Investor is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2013 and 2014, or joint income with his/her spouse in excess of $300,000 in 2013 and 2014, and has a reasonable expectation of reaching that income level in 2015.

Category III	______	The Investor is a bank, savings and loan, insurance company; registered broker or dealer, registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title I of ERISA whose plan fiduciary is either a bank, savings and loan, insurance company or registered investment advisor or whose total assets exceed $5,000,000.

(describe entity)

Category IV	______	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(describe entity)

Category V	______	The Investor is a non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, corporation, business trust, or partnership, not formed for the purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(describe entity)

Category VI	______	The Investor is a trustee for a trust that is revocable by the grantor at any time (including an IRA) and the grantor qualified under either Category I or Category II above. A copy of the declaration of trust or trust agreement and a representation as to the net worth or income of the grantor is enclosed.

Category VII	______	The Investor is an entity all the equity owners of which are “accredited investors” within one or more of the above categories, other than Category IV or Category V. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

7. Knowledge and Experience. The Investor further represents and warrants that the Investor has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Securities and protecting the Investor’s own interests in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks.

8. Money Laundering. The Investor further represents and warrants that it is not, nor is any person or entity controlling, controlled by or under common control with the Investor, a Prohibited Person (as defined below), and that the funds used by the Investor exclude any funds received or derived from a Prohibited Person. All information provided with respect to the identity of the Investor is accurate, and all evidence of such identity is genuine. The Investor agrees to provide any information that may be requested by the Company or any other person with responsibility for implementing measures to prevent money laundering or terrorist financing to comply with its anti-money laundering program and related responsibilities from time to time. “Prohibited Person” means a person involved in money laundering or terrorist activities, including those persons or entities that are included on any relevant lists maintained by the U.S. Treasury Department’s Office of Foreign Assets Control, any senior foreign political figures, their immediate family members and close associates, and any foreign shell bank.

9. Need for Additional Financing. The Investor acknowledges and understands that the Company may need to raise additional financing (either through private or public offerings of equity or convertible debt securities of the Company or through loans, lines of credit and other forms of indebtedness by the Company). The issuance of additional equity or convertible debt securities will have the effect of reducing the relative interests of the Investor and may require the grant of certain rights, preferences or privileges superior to those of the Investor. In the event the Company is required to raise additional funds, the Investor acknowledges and understands that there is no assurance that the Company will be able to obtain the additional funds necessary on terms favorable to the Company, or at all, and that, if adequate funds are not available or are not available on acceptable terms, the Company may not be able to continue as a going-concern.

10. Reliance on Representations and Warranties; Changes in Information. The Investor is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company will rely on them. The Investor further represents and warrants that the Investor’s representations and warranties do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make said representations and warranties not misleading. The Investor further agrees that, if there should be any change in the information provided by the Investor to the Company (whether pursuant to this Agreement or otherwise), the undersigned will immediately furnish such revised or corrected information in writing to the Company.

11. Representations and Warranties – Company. The Company represents and warrants as follows:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the exhibits hereto, to issue and sell the Securities, and to carry out the provisions of this Agreement and the exhibits hereto and to carry on its business as presently conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

(b) Compliance with Other Instruments. The Company is not in violation or default of any term of its charter documents, each as amended, or of any provision of any mortgage, indenture, contract, lease, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ other than any such violation that would not have a material adverse effect on the Company. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Securities will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a material default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

(c) Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, and the exhibits hereto, the performance of all obligations of the Company hereunder and thereunder at the closing and the authorization, sale, issuance and delivery of the Securities pursuant hereto has been taken. The Agreement, and the exhibits hereto, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms.

(d) Compliance with Laws; Permits. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the closing, as will be filed in a timely manner. The Company has all permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it.

(e) Disclosure Documentation - Company Reports as Filed Pursuant to the Securities Exchange Act of 1934, as amended. The Company has delivered to Investor the Company’s period reports filed with the Securities and Exchange Commission, including its Transition Report on Form 10-KT as filed on September 26, 2014, as updated through its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014 as filed on November 14, 2014, its Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2014 as filed on February 17, 2015, and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 as filed on May 14, 2015 (collectively, the “Disclosure Documentation”). The financial statements and notes, as well as the narrative, in the Disclosure Documents fairly presents the financial condition and the results of operations, balance sheet, and cash flow of the Company as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP, expressly subject to fiscal year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the respective balance sheets).

(f) Tax Matters. Except for matters that would not have a Material Adverse Effect (as defined herein) on the Company, to the knowledge of the undersigned, any and all Tax Returns required to be filed with respect to the Company for any period ending on or prior to the execution date of this Agreement have been timely filed (taking into account any extension of time to file granted to or obtained on behalf of the Company), all such federal and state, income and non-income Tax Returns were true, correct and complete in all material respects and were prepared in substantial compliance with all applicable Tax laws and regulations, all Taxes shown to be payable on such Tax Returns have been paid or will be paid by the Company prior to the date of execution of this Agreement and no deficiency for any material amount of Tax has been asserted or assessed by a Tax Authority against the Company. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return, and no written claim has ever been made by a Taxing Authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction. Additionally, the Company makes the following warranties and representations with respect to Tax Matters:

(i) The Company has withheld and remitted all material Taxes required to have been withheld and remitted by it on or prior to the execution of this Agreement in connection with any amounts paid or owing to any employee, independent contractor, creditor, member or other third party.

(ii) The Company does not expect any Tax Authority to assess any additional Taxes for any period for which Tax Returns have been filed by the Company on or prior to the date of execution of this Agreement.

(iii) No federal, state, local or non-U.S. Tax audits, administrative or judicial Tax proceedings are pending or being conducted with respect to the Company, and the Company has not received in writing from any federal, state, local or non-U.S. Tax Authority (including jurisdictions where the Company has not filed Tax Returns) any (1) notice indicating an intent to open an audit or other review, (2) request for information related to Tax matters, or (3) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any Tax Authority against the Company.

(iv) For purposes of this Agreement the following definitions apply:

(1) “Material Adverse Effect” means a material adverse effect on the business or financial condition of the Company.

(2) “Tax Authority” shall mean any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

(3) “Tax Returns” shall mean all reports, returns, declarations, statements, claims for refund or other information required to be supplied to a taxing authority in connection with Taxes.

(4) “Taxes” shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

(g) Intellectual Property. The Company has sufficient title to and ownership of, or other rights to use, all trade secrets, and, to its knowledge, copyrights, information, proprietary rights, trademarks, service marks and trade names in each case necessary for its business as now conducted without any material conflict with or infringement of the rights of others, except where such failures or conflicts would not reasonably be expected to have a Material Adverse Effect. As of the date of this Agreement, the Company has not received any written, or to its knowledge, oral communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, except for such violations as would not reasonably be expected to have a Material Adverse Effect.

12. Miscellaneous.

(a) Governing Law and Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of Nevada, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions. The Investor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the State of California. The Investor hereby agrees that all actions or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby must be litigated exclusively in any such state or federal court, and accordingly, and the Investor irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such litigation in any such court.

(b) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of Investor to purchase the Securities shall not be assignable without the consent of the Company. This Agreement shall not be construed so as to confer any right or benefit on any party not a party hereto, other than their respective successors, assigns, heirs, executors and administrators.

(c) Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersede all prior written or oral agreements and understandings relating thereto. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. This Agreement integrates all prior oral and written negotiations between the parties relating to the purchase of the Securities by Investor and is the final agreement between the parties regarding same.

(d) Notices, Etc. All notices under this Agreement shall be sufficiently given for all purposes if made in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile or other electronic transmission, to following addresses and numbers.

Notices to the Investor shall be addressed to:

or at such other address and to the attention to such other person as the Investor may designate by written notice to the Company.

Notices to the Company shall be addressed to:

Kevin D. Maloney

Chief Executive Officer and President

QuantumSphere, Inc.

2905 Tech Center Dr.

Santa Ana, CA 92705

Facsimile: 714-545-6265

with a copy to:

Gregory L. Hrncir, Esq.

Chief Strategy Officer

QuantumSphere, Inc.

2905 Tech Center Dr.

Santa Ana, CA 92705

Facsimile: 714-545-6265

or at such other address and to the attention of such other person as the Company may designate by written notice to the Investor.

(e) Delays or Omissions. No delay or omission to exercise any right, power or remedy occurring to any party upon any breach or default of the other party under this Agreement shall impair any such right, power or remedy of such first party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement.

(f) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without such provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

(g) Counterparts. This Agreement may be executed at different times and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13. Subscription Amount. The Parties agree that Investor has properly subscribed for the purchase of Securities in the following Subscription Amount, where a Note shall be issued in the original principal amount (the Subscription Amount):

$____________________.

14. Residency. The state of residence, the state the offer to invest was received in, and the state the decision to invest in the Securities was:

15. Ownership of Securities. The Securities shall be issued in the following manner:

Place an “X” in one space below:

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign)

(d)	Trust

(e)	Other

16. Registration of the Securities. THE SECURITIES SUBSCRIBED FOR HEREIN SHOULD BE REGISTERED AS FOLLOWS:

Please print above the exact name(s) in which the Securities are to be held.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

The Investor hereby represents that the investor has read this entire Note Purchase Agreement and by the signature below agrees to the terms hereof.

Date:	Address to Which Correspondence Should Be Directed:

By:
Street Address

Name:
City, State and Zip Code

Title (if applicable):
Social Security Number

Telephone Number

Email Address

ACCEPTANCE

The subscription for the Securities is hereby accepted by QuantumSphere, Inc., a Nevada corporation, as of the date set forth below.

QUANTUMSPHERE, INC.

By:
Kevin D. Maloney
Chief Executive Officer and President

Date:

EXHIBIT A

10% SUBORDINATED CONVERTIBLE PROMISSORY NOTE (SERIES O-2)

NEITHER THIS 10% SUBORDINATED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”), NOR THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE OR SUCH SECURITIES, AS APPLICABLE, IS TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR RULE) OR (3) THE COMPANY (AS HEREINAFTER DEFINED) HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF THIS NOTE OR SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

US$_____________	______________, 2015

QUANTUMSPHERE, INC.

10% SUBORDINATED CONVERTIBLE PROMISSORY NOTE (SERIES O-2)

FOR VALUE RECEIVED, QuantumSphere, Inc., a Nevada corporation (the “Company”), promises to pay to the order of ____________________________, an individual, or such person’s successors and assigns (collectively, the “Holder”), the principal amount of _______________________________ Dollars ($_______________USD) (“Principal”), together with all accrued and unpaid interest hereunder, on or before the earlier of (i) one (1) year from the date of issuance of the Note, or (ii) closing of an equity financing of Four Million Dollars ($4,000,000 USD) or more (“Qualifying Equity Financing”)(the “Maturity Date”). Interest shall accrue and be payable as specified in Section 2.

A. This Note is one of a series (the “Series”) of notes designated as the “10% Subordinated Convertible Promissory Notes”.

B. The obligations due under this Note and the other notes in the Series are secured by a Security Agreement (the “Security Agreement”) dated as of the date hereof and executed by the Company for the benefit of each Holder, and (i) junior in priority and interest to the senior lien of Novus Capital or any successive third party lender who advances the Company not less than $1,000,000 of senior debt financing (the “Senior Lender or Senior Debt Financing”), and (ii) equal in priority and interest, or pari passu, to the junior liens of the holders of $510,000 of 10% Subordinated Convertible Promissory Notes (Series O-1) issued on May 28, 2015. Additional rights of Holder and the other holders of notes in the Series are set forth in the Security Agreement and the Intercreditor Agreement, attached hereto as Exhibits C and E, respectively.

C. This Note is convertible into securities of the Company as provided herein.

The following is a statement of the rights of the Holder and certain conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a) “Business Day” means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in the State of California.

(b) “Default Rate” means an interest rate of eighteen percent (18%) per annum.

(c) “Event of Default” has the meaning given in Section 6 hereof.

(d) “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Holder in connection with this Note under applicable law.

(e) “Holder” shall mean the person or entity specified in the introductory paragraph of this Note or any person or entity who shall at the time be the registered holder of this Note.

(f) “Note” shall mean this 10% Subordinated Convertible Promissory Note (Series O-2).

(g) “Obligations” means all debts, liabilities and obligations of the Company to the Holder under this Note and the Security Agreement, including all unpaid Principal of this Note, all Interest accrued hereon, and all other amounts payable by the Company to the Holder hereunder and under the Security Agreement, whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

2. Interest. Interest shall accrue on all outstanding Principal from the date hereof until paid at a rate of Ten Percent (10%) per annum (“Interest”). Interest shall be computed on the basis of the actual number of days elapsed and a year of three hundred sixty (360) days. During the existence of an Event of Default, Interest shall accrue on all outstanding Principal at the Default Rate.

3. Prepayment. The Principal and Interest may not be prepaid by the Company without the prior written consent of the Holder.

4. Conversion.

(a) Automatic Conversion. All outstanding principal and accrued interest under the Note will be automatically converted into shares of common stock of the Company at the closing of a Qualifying Equity Offering, provided such Qualifying Equity Offering closes prior to the one-year anniversary of issuance of the Note (the “Automatic Conversion Date”), based upon a conversion price equal to $2.00 per share (the “Conversion Rate”).

(b) No more than five (5) days before the Automatic Conversion Date, the Company shall provide written notification to the Holder the Qualifying Equity Offering will be closing, as well as a description of the number of shares of common stock to be issued to Holder based upon the then outstanding principal and accrued interest under the Note divided by the Conversion Rate. At the closing of the Qualifying Equity Financing, the Company shall issue instructions to the transfer agent to issue the applicable number of shares of common stock to Holder.

(c) Voluntary Conversion. The Holder may, at any time following the issuance of this Note and prior to the Closing of a Qualifying Equity Financing, convert all or some of the outstanding principal and accrued interest under this Note at a conversion price equal to $2.00 per share (the “Voluntary Conversion”). To effectuate the conversion, Holder shall complete and execute the Notice of Conversion attached hereto as Exhibit A attached hereto and return it along with the original Note to the Company at its principal place of business. For interest calculation purposes, the Holder will accrue interest on this Note through the date the Notice of Conversion is received by the Company, upon which the Note will be converted into shares of common stock and the Company will issue instructions to the transfer agent to issue the applicable number of shares of common stock to Holder.

(d) If the Company shall at any time from the date hereof through the repayment of this Note in full or the earlier conversion in full hereof, by reclassification or otherwise, change the Company’s common stock into the same or a different number of securities of any class or classes, or effect a split or reverse split of the Company’s common stock, this Note, as to the unpaid Principal and Interest, shall thereafter be deemed to evidence the right to be issued (upon the conversion of this Note) an adjusted number of shares of common stock as would have been issuable as a result of such change with respect to the Company’s common stock if the Holder held such shares of common stock prior to such change. Whenever any event referenced in the first sentence of this subsection shall become effective or be earlier approved by the Board of Directors of the Company, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Note notice of such adjustment or adjustments setting forth the adjustment to the Conversion Rate, and setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

(e) The Company covenants that until the repayment in full of this Note or the earlier conversion in full hereof, the Company will reserve from its respective authorized and unissued shares of common stock a sufficient number of shares, free of preemptive rights, to provide for the issuance of the shares of common stock upon the full conversion of this Note. The Company is required to have authorized and reserved such number of shares of Company common stock as is actually issuable upon full conversion of the Note and exercise of the detachable common stock purchase warrant (“Warrant”) that are included with the purchase of the Note that are exercisable into that number of shares of common stock equal to the following formula: 100% of the original principal amount of the Note, divided by $3.00 per share. The Company represents that the shares of common stock (i) into which the Notes may be converted, and (ii) issuable upon exercise of the Warrant may be exercised, shall be duly and validly issued, fully paid, and nonassessable. In addition, if the Company shall issue any securities or make any change to its capital structure which would change the number of shares issuable upon conversion of the Note and exercise of the Warrant, then in such event the Company shall, at the same time make proper provision so that thereafter there shall be a sufficient number of shares of common stock authorized and reserved, free from preemptive rights, for conversion of the Note and exercise of the Warrant. The Company agrees that its issuance of this Note shall constitute full authority to the respective officers and agents of the Company who are charged with the duty of executing certificates, if any, to execute and issue the necessary shares of common stock in accordance with the terms and conditions of this Note relating to conversion of the Note.

(f) Upon any partial conversion of this Note pursuant to Section 3(c), a new Note containing the same date, terms, and provisions shall, at the request of the Holder, be issued by the Company to the Holder for the Principal balance of this Note and the Interest which shall not have theretofore been converted or paid.

(g) No fractional shares of common stock will be issued upon conversion, but the number of such shares issuable shall be rounded to the nearest whole share.

(h) Nothing contained in this Note shall be construed as conferring upon the Holder or any other person or entity the right to vote or to consent or to receive notice as a shareholder in respect of meeting of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends shall be payable or accrued in respect of this Note.

5. Highest Lawful Rate. Notwithstanding any provision to the contrary contained herein, if during any period for which Interest is computed hereunder, the amount of Interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such Interest computed on the basis of the Highest Lawful Rate, the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve or take Interest in excess of the Highest Lawful Rate, and during any such period the Interest payable hereunder shall be computed on the basis of the Highest Lawful Rate.

6. Make Good Provision. During the term of this Note, including at any time prior to an Automatic Conversion or Voluntary Conversion of this Note by Holder, if the Company elects to undertake another convertible debt financing on terms more favorable to the terms of the Note and the Warrant, then in such event the terms of the Note and the Warrant shall be modified to reflect the more favorable convertible debt financing terms.

7. Events of Default. Any of the following events which shall occur shall constitute an “Event of Default”:

(a) the Company shall fail to pay when due any amount of principal or interest hereunder or other amount payable hereunder or under the Security Agreement, where such failure continues for five (5) days after receipt of written notice from Holder specifying such failure; or

(b) the Company shall: (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or any material part of its property; (ii) admit in writing its inability to pay its debts generally as they become due; (iii) make a general assignment for the benefit of any of its creditors; (iv) be dissolved or liquidated in full or in part; (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (vi) take or approve any action for the purpose of effecting any of the foregoing; or

(c) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or any material part of its property, or a voluntary or involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect, shall be commenced and such involuntary case or proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or an order for relief shall be entered against the Company under the federal bankruptcy laws as now or hereafter in effect; or

(d) a default or event of default under any agreement of the Company shall occur that gives the holder of any other indebtedness for borrowed money of the Company the right to accelerate the maturity of such indebtedness (subject to any applicable cure periods set forth therein, if any); or

(e) the Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the Security Agreement and (i) such failure shall continue for fifteen (15) days, or (ii) if such failure is not curable within such fifteen (15) day period, but is reasonably capable of cure within thirty (30) days, either (A) such failure shall continue for thirty (30) days or (B) the Company shall not have commenced a cure in a manner reasonably satisfactory to Holder within the initial fifteen (15) day period; or

(f) any representation or warranty made or furnished by or on behalf of Company to Holder in writing in connection with this Note or the Security Agreement shall be false, incorrect, incomplete or misleading in any material respect when made or furnished.

Upon the occurrence of any Event of Default, (x) the Holder may at any time declare all unpaid Obligations to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company; (y) the Holder may exercise all rights and remedies available to the Holder hereunder and under the Security Agreement and applicable law, and (z) in the case of an Event of Default described in Section 7(b) or 7(c), all unpaid Obligations shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly and irrevocably waived by the Company.

8. Successors and Assigns. Subject to the restrictions on transfer described in Section 10, the rights and obligations of the Company and the Holder hereunder shall be binding upon and inure to the benefit of the successors, assigns, heirs, administrators and transferees of the parties. Due to the reliance by the Company on the exemption from registration provided by Rule 506 of Regulation D, as promulgated pursuant to the Securities Act, and the representation by Holder to the Company that Holder is an “accredited investor” as such term is defined by Rule 501(a) of Regulation D, no assignment of this Note shall be made to any person who is not an “accredited investor”, where any assignment or transfer of this Note, or any attempt thereof, shall be null and void.

9. Amendments and Waivers. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Company and Holder. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

10. Transfer of this Note. Transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered Holder hereof as the owner and the Holder of this Note for the purpose of receiving all payments of Principal and Interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

11. Assignment or Delegation by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned or delegated in whole or in part by the Company without the prior written consent of Holder.

12. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Company or Holder under this Note shall be in writing and mailed or delivered to each party to its address set forth in the Security Agreement (or to such other address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by a commercially recognized means of overnight delivery providing confirmation of receipt, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; and (c) when delivered by hand, upon delivery.

13. Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay on demand all costs and expenses, including reasonable attorneys’ fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

14. Further Assurance. Each party shall execute, acknowledge, deliver, file, notarize and register (at its own expense) all documents, instruments, certificates, agreements and assurances and provide all information and take or forbear from all such action as the other party may reasonably deem necessary or appropriate to achieve the purposes of the Note or satisfy the obligations of the Company hereunder.

15. Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Note shall be prohibited by or be invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Note, or the validity or effectiveness of such provision in any other jurisdiction.

16. Cumulative Rights, etc. The rights, powers and remedies of Holder under this Note and the Security Agreement shall be in addition to all rights, powers and remedies given to Holder by virtue of any applicable law, rule or regulation of any governmental authority, the Security Agreement or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Holder’s rights hereunder. The Company waives any right to require Holder to proceed against any person or entity or to exhaust any collateral or to pursue any remedy in Holder’s power.

17. No Waiver. No course of dealing between the Company and the Holder or any delay on the part of the Holder in exercising any rights or remedies shall operate as a waiver of any such right or remedy of the Holder.

18. Construction. Each of the Security Agreement and this Note is the result of negotiations among, and has been reviewed by, the Company, Holder and their respective counsel. Accordingly, this Note and the Security Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Company or Holder.

19. Other Interpretive Provisions. References in this Note and the Security Agreement to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Note or the Security Agreement refer to this Note or the Security Agreement, as the case may be, as a whole and not to any particular provision of this Note or the Security Agreement, as the case may be. The words “include” and “including” and words of similar import when used in this Note or the Security Agreement shall not be construed to be limiting or exclusive.

20. Governing Law and Jurisdiction. THIS NOTE AND ALL ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF THE STATE OF NEVADA OR OF ANY OTHER JURISDICTION. THE HOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA. THE HOLDER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT, AND ACCORDINGLY, THE HOLDER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

21. Waiver of Jury Trial. EACH OF THE COMPANY AND THE HOLDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY AS TO ANY ISSUE RELATED HERETO IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE.

22. Subordination. Holder expressly agrees to the subordination of this Note to the Senior Debt Financing held by the Senior Lender, and where no further action need to be taken by the Company or the Holder in connection with the subordination.

IN WITNESS WHEREOF, this Note has been executed by the Company as of the date first above written.

The Company:	QuantumSphere, Inc.,
a Nevada Corporation

By:
	Name:	Kevin D. Maloney
	Title:	CEO & President

ACKNOWLEDGED AND AGREED:

The Holder:

Signature

Name:

Title (if applicable):

EXHIBIT A

NOTICE OF CONVERSION

OF

10% SUBORDINATED CONVERTIBLE PROMISSORY NOTE (SERIES O-2)

(To be Executed by the Registered Holder in Order to Convert the Note)

FROM:	(“Holder”)

DATE:	(the “Conversion Date”)

RE:	Conversion of the 10% Subordinated Convertible Promissory Note (Series O-2) (the “Note”) of QuantumSphere, Inc. (the “Company”) into shares of common stock (defined below)

The captioned Holder hereby gives notice to the Company, pursuant to the above referenced Note that the Holder elects to convert $________________ of the principal amount of, and accrued and unpaid interest on, the Note into fully paid and non-assessable shares of common stock based upon the conversation rate of $2.00 per share. The foregoing represents the Conversation Rate as defined in the Note.

Signature

Print Name

EXHIBIT B

COMMON STOCK PURCHASE WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

W-____	COMMON STOCK PURCHASE WARRANT

For the Purchase of

_______________ Shares

of Common Stock, $0.001 par value

of

QuantumSphere, Inc.,

A Nevada Corporation

For value received, __________________________ (the “Holder”), or Holder’s assigns, is entitled to, for a period of five (5) years from the date of issuance (the “Exercise Period”), exercise this Common Stock Purchase Warrant (the “Warrant”) to purchase and be issued that number of fully paid and nonassessable shares of the common stock, $0.001 par value (the “Common Stock”), of QuantumSphere, Inc., a Nevada corporation (the “Company”), represented by 100% of the face value of the 10% Subordinated Convertible Promissory Note (Series O-2) (the “Note”) purchased by Holder from the Company divided by $3.00 per share (“Exercise Price”).

1. Exercise of Warrant. This Warrant may be exercised in whole or in part, from time to time, during the Exercise Period, by presentation and surrender hereof to the Company, with the Notice of Exercise annexed hereto duly executed and accompanied by payment by bank check or wire transfer of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise, if any. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. If the subscription rights represented hereby shall not be exercised at or before 5:00 P.M., Pacific Time, on the expiration date specified above, this Warrant shall become void and without further force or effect, and all rights represented hereby shall cease and expire.

2. Call Provision. The Company may call the Warrant at any time if, for a period of ten (10) consecutive trading days, the average closing bid price of the Company’s Common Stock is $3.60 or more (as reported by a national securities exchange or the OTCQB), upon providing written notice to Holder (the “Redemption Notice”) of its intention to redeem the Warrant. The Holder shall have a period of thirty (30) days to exercise the Warrant from the date of the Redemption Notice (the “Redemption Notice Date”). The Holder may exercise this Warrant, including any portion subject to a Redemption Notice, at any time and from time to time during the period from the Redemption Notice Date through the date on which the redemption price for such Warrants is paid by the Company (and thereafter if such redemption price is not paid), and the Company shall honor all tendered exercises of the Warrant during such period. All Redemption Notices under this Section 2 shall be irrevocable. In the event the Warrant is not exercised in full during the 30-day period, then in such event the Company may redeem the Warrant, at a redemption price equal to $0.01 per share of Common Stock.

3. Rights of the Holder. Prior to exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

4. Adjustment in Number of Shares.

(A) Adjustment for Reclassifications. In case at any time, or from time to time, after the date of issue (“Issue Date”), the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary’s capital stock), then and in each such case the Holder(s) of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder(s) would hold on the date of such exercise if on the Issue Date they had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the Issue Date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by them as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of a declaration of a dividend payable in shares of any equity security of a subsidiary of the Company, then the Company may cause to be issued a warrant to purchase shares of the subsidiary (“Springing Warrant”) in an amount equal to such number of shares of the subsidiary’s securities to which the Holders would have been entitled, but conditioned upon the exercise of this Warrant as a prerequisite to receiving the shares issuable pursuant to the Springing Warrant.

(B) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder(s) of this Warrant, upon the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder(s) would be entitled had the Holders exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

5. Officer’s Certificate. Whenever the number of shares of Common Stock issuable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary at its principal office, an officer’s certificate showing the adjusted number of shares of Common Stock or Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder(s) and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder(s). Such certificate shall be conclusive as to the correctness of such adjustment.

6. Restrictions on Transfer. Certificates for the shares of Common Stock to be issued upon exercise of this Warrant shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

The Holder, by acceptance hereof, agrees that, absent an effective registration statement under the Securities Act of 1933, as amended (the “Act”), covering the disposition of this Warrant or the Common Stock issued or issuable upon exercise hereof, such Holder(s) will not sell or transfer any or all of this Warrant or such Common Stock without first providing the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. The Holder agrees that the certificates evidencing the Warrant and Common Stock which will be delivered to the Holder by the Company shall bear substantially the legend set forth above in this Section 6. The Holder of this Warrant, at the time all or a portion of such Warrant is exercised, agrees to make such written representations to the Company as counsel for the Company may reasonably request, in order that the Company may be reasonably satisfied that such exercise of the Warrant and consequent issuance of Common Shares will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

7. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

8. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of the Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

9. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

10. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11. Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the laws of Nevada.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on _______________________.

QUANTUMSPHERE, INC.

By:
Kevin D. Maloney
CEO & President

NOTICE OF EXERCISE

TO:	QUANTUMSPHERE, INC.	DATE:

The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ____________ shares of the Common Stock of the Company called for thereby, and hereby makes payment by bank check or wire transfer of $ ____________ (at the Exercise Price defined in the Warrant) in payment of the Exercise Price pursuant thereto. Please issue the shares of the Common Stock as to which this Warrant is exercised to:

and if said number of Warrants shall not be all the Warrants evidenced by the within Warrant, issue a new Warrant for the balance remaining of such Warrants to _____________________ at the address stated above.

By:

Print Name:

EXHIBIT C

SECURITY AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), is entered into as of __________________ by and between QuantumSphere, Inc., a Nevada corporation (the “Borrower”), and each of the secured parties whose name appears on the signature pages to this Agreement (individually, a “Secured Party” and, collectively, the “Secured Parties”). All capitalized terms not otherwise defined herein shall the meanings ascribed to them in those certain Note Purchase Agreements and the Notes (as defined below) by and between Borrower and each Secured Party (the “Note Purchase Agreements”).

RECITALS

WHEREAS, the Secured Parties have loaned monies to Borrower, as more particularly described in the Note Purchase Agreements and as evidenced by 10% Subordinated Convertible Promissory Notes (Series O-2) issued by Borrower to the Secured Parties (the “Notes”);

WHEREAS, the term “Secured Party” as used in this Agreement shall mean, collectively, all holders of Notes, including those persons who become holders of Notes subsequent to the date hereof; and

WHEREAS, this Agreement is being executed and delivered by Borrower to secure the Notes.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1. Obligations Secured. This Agreement secures, in part, the prompt payment and performance of all obligations of Borrower under the Notes, and all renewals, extensions, modifications, amendments, and/or supplements thereto (collectively, the “Secured Obligations”).

2. Grant of Security. STOPPED

a. Collateral. Borrower hereby grants, pledges, and assigns for the benefit of the Secured Parties, and there is hereby created in favor of each of the Secured Parties, a security interest in and to all of Borrower’s right, title, and interest in, to, and under all of the collateral set forth on Exhibit A hereto (collectively, “Collateral”) subject to Section 2(c) below.

b. Effective Date. This grant of security shall be effective as of the date hereof.

c. Subordination. The Notes and the Secured Obligations shall be subordinated, or junior in interest, to the obligations of Borrower in favor of its senior lender, Novus Capital, or any other third party senior lender who provides a senior secured loan to the Company during the term of the Notes, as well as debt incurred in the ordinary course of business.

3. Filings to Perfect Security. The Company will (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) to perfect and to maintain perfected security interests in the Collateral by the Secured Parties, whereby (a) promptly upon the execution of this Agreement, a Financing Statement on Form UCC-1 (the “Financing Statement”) shall be filed with the California Secretary of State on behalf of the Secured Parties with respect to the Collateral; The Financing Statement shall designate each of the Secured Parties as a Secured Party and Borrower as the debtor, shall identify the security interest in the Collateral, and contain any other items required by law. The Financing Statement shall contain a description of collateral consistent with the description set forth herein and shall not describe the collateral as “all assets” or “all personal property.”

4. Transfers and Other Liens. Except as set forth in Section 2(c) herein or in the Notes, Borrower shall not, without the prior written consent of the Collateral Agent, in its sole and absolute discretion:

d. Sell, transfer, assign, or dispose of (by operation of law or otherwise), any of the Collateral outside of the ordinary course of business;

e. Create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interests created hereby; or

f. Permit any of the Collateral to be levied upon under any legal process.

5. Representations and Warranties. Borrower hereby represents and warrants to the Secured Parties as follows: (a) to Borrower’s knowledge, Borrower is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereof) and that, except as expressly provided herein or contemplated pursuant to Section 2(c) herein, no other person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral; (b) to Borrower’s knowledge, except as expressly provided herein, upon the filing of a Financing Statement with the California Secretary of State, the Secured Parties (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) will have a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing; (c) all Accounts Receivable (as defined in Exhibit A) are genuine and enforceable against the party obligated to pay the same; (d) Borrower has full power and authority to enter into the transactions provided for in this Agreement and the Notes; (e) this Agreement and the Notes, when executed and delivered by Borrower, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms; (f) the execution and delivery by Borrower of this Agreement and the Notes and the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate Borrower’s Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower (g) there does not exist any default or violation by Borrower of or under any of the terms, conditions or obligations of (i) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which Borrower is a party or by which Borrower is bound, or (ii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon Borrower by any law, the action of any court or any governmental authority or agency; and the execution, delivery and performance of this Agreement will not result in any such default or violation; (h) there is no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand pending or, to the knowledge of Borrower, threatened which adversely affects Borrower’s business or financial condition and there is no basis known to Borrower for any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand which could result in the same; and (i) this Agreement and the Notes do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in this Agreement and the Notes not misleading.

6. Events of Default. For purposes of this Agreement, the term “Event of Default” shall mean and refer to any of the following:

g. Failure of Borrower to perform or observe any covenant set forth in this Agreement, or to perform or observe any other term, condition, covenant, warranty, agreement or other provision contained in this Agreement, where such failure continues for fifteen (15) days after receipt of written notice from Lender specifying such failure;

h. Any representation or warranty made or furnished by Borrower in writing in connection with this Agreement and the Notes or any statement or representation made in any certificate, report or opinion delivered pursuant to this Agreement or in connection with this Agreement is false, incorrect or incomplete in any material respect at the time it is furnished; or

i. Occurrence of any other Event of Default as defined in the Note.

7. Remedies. Upon the occurrence and during the continuance of an Event of Default (subject to the notice and cure provisions provided for herein, if any), each Secured Party shall have the rights of a secured creditor under the California Uniform Commercial Code, all rights granted by the Notes, this Security Agreement and by law, including the right to require Borrower to assemble the Collateral and make it available to the Secured Parties at a place to be designated by Borrower. The rights and remedies provided in this Agreement and the Notes are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by the Secured Parties in exercising any right or remedy under this Agreement or the Notes shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to the Secured Parties under this Agreement and the Notes or by law or in equity may be exercised by any Secured Party at any time and from time to time.

8. Further Assurances. Borrower agrees that, from time to time, at its own expense, it will:

j. Protect and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, and preserve and protect Secured Party’s security interest in the Collateral.

k. Promptly execute and deliver to Secured Parties all instruments and documents, and take all further action necessary or desirable, as any Secured Party may reasonably request to (i) continue, perfect, or protect any security interest granted or purported to be granted hereby, and (ii) enable a Secured Party to exercise and enforce any of Secured Party’s rights and remedies hereunder with respect to any Collateral.

l. Permit a Secured Party’s representatives to inspect and make copies of all books and records relating to the Collateral, wherever such books and records are located, and to conduct an audit relating to the Collateral at any reasonable time or times.

9. Reserved.

10. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Secured Party:

Facsimile: __________________________

If to Borrower:	QuantumSphere, Inc.
2905 Tech Center Dr.
Santa Ana, CA 92705
Facsimile: 714-545-6265

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

11. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

12. Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

13. Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

14. Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

16. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the any of the parties without the prior written consent of the other parties.

17. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of (a) the payment in full of the Notes, and (b) the conversion of the principal and accrued and unpaid interest and all other amounts owing under the Notes into common stock of Borrower.

18. Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

20. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT, AND ACCORDINGLY, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

21. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OF THE OTHER PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

22. Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

23. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties with respect to the subject matter hereof.

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first set written above.

“SECURED PARTY”

By:

Name:

Title (if applicable):

“BORROWER”

QUANTUMSPHERE, INC.,

a Nevada corporation

By:
Kevin D. Maloney
Chief Executive Officer & President

EXHIBIT A

COLLATERAL

Subject to Section 2(c) of the Security Agreement, Borrower hereby grants, pledges, and assigns for the benefit of each Secured Party, and there is hereby created in favor of the Secured Parties, a security interest in and to all of Borrower’s right, title, and interest in, to, and under all assets and all personal property of Borrower, whether now or hereafter existing, or now owned or hereafter acquired, including but not limited to the following (collectively, “Collateral”):

1. All accounts, chattel paper, contracts, contract rights, accounts receivable, tax refunds, notes receivable, documents, other choses in action and general intangibles, including, but not limited to, proceeds of inventory and returned goods and proceeds from the sale of goods and services, and all rights, liens, securities, guaranties, remedies and privileges related thereto, including the right of stoppage in transit and rights and property of any kind forming the subject matter of any of the foregoing (“Accounts Receivable”);

2. All time, savings, demand, certificate of deposit or other accounts in the name of Borrower or in which Borrower has any right, title or interest, including but not limited to all sums now or at any time hereafter on deposit, and any renewals, extensions or replacements of and all other property which may from time to time be acquired directly or indirectly using the proceeds of any of the foregoing;

3. All inventory and equipment of every type or description wherever located, including, but not limited to all raw materials, parts, containers, work in process, finished goods, goods in transit, wares, merchandise furniture, fixtures, hardware, machinery, tools, parts, supplies, automobiles, trucks, other intangible property of whatever kind and wherever located associated with the Borrower’s business, tools and goods returned for credit, repossessed, reclaimed or otherwise reacquired by Borrower;

4. All documents of title and other property from time to time received, receivable or otherwise distributed in respect of, exchange or substitution for or addition to any of the foregoing including, but not limited to, any documents of title;

5. All know-how, information, permits, patents, copyrights, goodwill, trademarks, trade names, licenses and approvals held by Borrower, including all other intangible property of Borrower;

6. All assets of any type or description that may at any time be assigned or delivered to or come into possession of Borrower for any purpose for the account of Borrower or as to which Borrower may have any right, title, interest or power, and property in the possession or custody of or in transit to anyone for the account of Borrower, as well as all proceeds and products thereof and accessions and annexations thereto; and

7. All proceeds (including but not limited to insurance proceeds) and products of and accessions and annexations to any of the foregoing.

EXHIBIT D

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated May 28, 2015 by and between QuantumSphere, Inc., a Nevada corporation (the “Company”), and each of the signatories hereto (collectively, the “Investor”).

RECITALS

WHEREAS, to induce the Investor to invest in the Offering described in the accompanying Note Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

AGREEMENT

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

b. “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

c. “Registrable Securities” means shares of common stock issuable to Investor upon conversion of the 10% Subordinated Convertible Promissory Notes in the Offering (the “Shares”), and the shares of common stock issuable upon exercise of the warrants issued to Investor pursuant to the Offering (“Warrant Shares”).

d. “Registration Statement” means a registration statement filed with the SEC, pursuant to the Securities Act, that includes the Registrable Securities.

2. REGISTRATION.

a. Piggyback Registration Rights. Investor shall be afforded unlimited piggyback registration rights with respect to the Shares and Warrant Shares. The Company shall notify the Investor in writing no less than fifteen (15) calendar days prior to the filing of any Registration Statement on Form S-1 or S-3 of its intention to file such registration statement with the Securities and Exchange Commission. The Investor shall have a period of ten (10) calendar days to notify the Company of its intention to have its Registrable Securities included in such Registration Statement.

b. Sufficient Number of Shares Registered. The number of shares of common stock included in a Registration Statement filed pursuant to Section 2(a) shall be sufficient to cover all of the Registrable Securities.

3. RELATED OBLIGATIONS.

a. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

c. The Company shall furnish to the Investor without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) one (1) copy of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

e. As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver one (1) copy of such supplement or amendment to each Investor. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. At the reasonable request of the Investor, the Company shall furnish to the Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, if any, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering (if applicable), addressed to the Investor.

h. The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or to secure the inclusion for quotation on the Over-The Counter Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

j. The Company shall cooperate with the Investor to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request; provided, however, delivery of such certificates shall not be made until such Registration Statement is declared effective by the SEC and all applicable state securities regulatory agencies.

k. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

m. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit 1.

n. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

4. OBLIGATIONS OF THE INVESTOR.

The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor’s receipt of a copy of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of the Investor in accordance with the terms of the Offering in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled. All selling expenses relating to the Registrable Securities shall be borne exclusively by the Investor.

5. EXPENSES OF REGISTRATION.

All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

6. INDEMNIFICATION.

With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claims. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person. In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in this Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6 with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Investor prior to the Investor’s use of the prospectus to which the Claim relates.

b. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person that relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

c. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

d. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE EXCHANGE ACT.

The Company agrees to file all periodic and other reports required to be filed as a publicly reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to:

a. make and keep public information available as those terms are understood and defined in Rule 144 that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”);

b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 6 hereof) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to the Investor, so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Investor and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10. MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	QuantumSphere, Inc.
2905 Tech Center Dr. Santa Ana, CA 92705
Attention: Kevin D. Maloney
Facsimile: (714) 545-6266

If to the Investor, to:

Any party may change its address by providing written notice to the other parties hereto at least five (5) days prior to the effective date of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. This Agreement shall be governed by and construed under the law of the State of Nevada, disregarding any principles of conflicts of law that would otherwise provide for the application of the substantive law of another jurisdiction. The Company and the Investor each: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in California, or in the United States District Court, Los Angeles, California; (b) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum; and (c) irrevocably consents to the jurisdiction of the California State Court, or the United States District Court, Los Angeles, California in any such suit, action or proceeding. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e. The Agreement, the Note Purchase Agreement, the10% Subordinated Convertible Promissory Note, the Security Agreement, and the Common Stock Purchase Warrant constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. The foregoing agreements supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. This Agreement shall inure to the benefit of and be binding upon the permitted heirs, personal representatives, successors and assigns of each of the parties hereto.

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

k. This Agreement is intended for the benefit of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other Person.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

“INVESTOR”

By:

Name:

Title (if applicable):

“BORROWER”

QUANTUMSPHERE, INC.,

a Nevada corporation

By:
Kevin D. Maloney
Chief Executive Officer & President

EXHIBIT 1

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[TRANSFER AGENT]

Attn: ___________________

Re: QUANTUMSPHERE, INC.

Ladies and Gentlemen:

We are counsel to QuantumSphere, Inc., a Nevada corporation (the “Company”), and have represented the Company in connection with that certain private placement (the “Offering”), pursuant to which the Company issued to ____________________________________ (the “Investor”) 10% Subordinated Convertible Promissory Notes convertible into shares of its common stock, $0.001 par value (the “Common Stock”) and detachable warrants to purchase shares of common stock (the “Warrant”). Pursuant to the Offering, the Company also has entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Investor as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

By:

cc: Investor

EXHIBIT E

INTERCREDITOR AGREEMENT

INTERCREDITOR AND COLLATERAL AGENT AGREEMENT

THIS INTERCREDITOR AND COLLATERAL AGENT AGREEMENT (this “Agreement”), is entered into as of __________________, 2013 by and among QuantumSphere, Inc., a California corporation (“Borrower”), David Nemelka, Jr., an individual (the “Collateral Agent”), and each of the secured parties whose name appears on the signature pages to this Agreement (individually, a “Secured Party” and, collectively, the “Secured Parties”).

RECITALS

WHEREAS, each of the Secured Parties has loaned, is loaning or will be loaning monies to Borrower, as evidenced by 10% Secured Convertible Promissory Notes (collectively, the “Notes”) and as more particularly described in the Note Purchase Agreement entered into or to be entered into by and between Borrower and each Secured Party; and

WHEREAS, the Notes shall be secured by certain Collateral, as such term is defined in that certain Security Agreement dated of even date herewith among Borrower and the Secured Parties (the “Security Agreement”); and

WHEREAS, it is the intention of each of the Secured Parties that his, her or its security interests and liens against the Collateral be of equal priority position, notwithstanding the different dates and times of his, her or its acquisition of the Notes; and

WHEREAS, it is desirable to provide for the orderly administration of the Collateral by requiring each Secured Party to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver the Collateral, all upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, it is desirable to allocate the enforcement of certain rights of the Secured Parties under the Notes for the orderly administration thereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, each of the Secured Parties hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall the meanings ascribed to them in the Notes and the Security Agreement.

2. Pari Passu Ranking. Notwithstanding the dates and times of perfection of the security interest issued in favor of each Secured Party pursuant to the Security Agreement, each Secured Party’s security interest in and lien against the collateral referred to in Schedule A of the Notes (the “Collateral”) shall rank pari passu, and, accordingly, have the same and equal priority position.

a.	Seniority. As of the date hereof, subject to subsection (b) below, the Notes and the Secured Obligations (as defined in the Security Agreement) shall be senior to all other obligations of Borrower other than trade debt and other debt incurred in the ordinary course of business.

b.	Subordination. The Collateral Agent and the Secured Parties expressly agree to the subordination of the Notes and the Secured Obligations (as defined in the Security Agreement) to that certain financing to be secured by Borrower from Novus Capital in the proposed amount of Seven Hundred Fifty Dollars ($750,000.00) (the “Novus Capital Financing”), where no further action need to be taken by Borrower other than written notice from Borrower as to the funding of the Novus Capital Financing and the subordination of the Notes and the Secured Obligations thereby.

3. Appointment of the Collateral Agent. The Secured Parties hereby appoint the Collateral Agent (and the Collateral Agent hereby accepts such appointment) to take any action including, without limitation, the registration of any Collateral in the name of the Collateral Agent or its nominees prior to or during the continuance of an Event of Default (as defined in the Notes), the exercise of rights upon the occurrence and during the continuance of an Event of Default, the application of any cash collateral received by the Collateral Agent to the payment of the Notes, the making of any demand under the Notes or the Security Agreement, the exercise of any remedies given to the Secured Parties pursuant to the Notes and the exercise of any authority pursuant to the appointment of the Collateral Agent as an attorney-in-fact pursuant to the Notes that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Notes. The Collateral Agent may also exercise in respect of the Collateral, in addition to other rights and remedies provided for in the Notes and the Security Agreement or otherwise available to it, all the rights and remedies of a secured party under the California Uniform Commercial Code. Upon disposition of the Collateral in accordance with the Notes and the Security Agreement, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with the Notes. Borrower must notify the Collateral Agent in writing of the issuance of Notes to the Secured Parties. The Collateral Agent will not be required to act hereunder in connection with Notes the issuance of which was not disclosed in writing to the Collateral Agent nor will the Collateral Agent be required to act on behalf of any assignee of Notes without the written consent of the Collateral Agent.

4. Action by the Majority in Interest.

a.	Certain Actions. Each of the Secured Parties covenants and agrees that only a Majority in Interest shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that less than a Majority in Interest hereby expressly waive the following rights that they may otherwise have under the Notes and the Security Agreement:

(i)	Acceleration. If an Event of Default occurs, after the applicable cure period, if any, a Majority in Interest may, on behalf of all the Secured Parties, instruct the Collateral Agent to provide to Borrower notice to cure such default and/or declare the unpaid principal amount of the Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to such Notes;

(ii) Enforcement. Upon the occurrence of any Event of Default after the applicable cure period, if any, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce, on behalf of all the Secured Parties, their rights and remedies under the Notes and Security Agreement against Borrower, and such other rights and remedies as are provided by law or equity;

(iii) Waiver of Past Defaults. A Majority in Interest may instruct the Collateral Agent to waive any Event of Default by written notice to Borrower, and the other Secured Parties, but not waive damages accrued or accruing until the effective date of such waiver.

b.	Permitted Subordination and Release. A Majority in Interest may instruct the Collateral Agent to agree to release in whole or in part or to subordinate any Collateral to any claim or other actual or proposed security interest and may enter into any agreement with Borrower to evidence such subordination; provided, however, that subsequent to any such release or subordination, each Note shall remain pari passu with the other Notes held by the Secured Parties.

c.	Further Actions. A Majority in Interest may instruct the Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Secured Parties.

d.	Majority in Interest. For so long as any obligations remain outstanding on the Notes, Majority in Interest for the purposes of this Agreement and the Notes and Security Agreement shall mean Secured Parties who hold not less than fifty and one-tenth percent (50.1%) of the outstanding principal amount of the Notes, excluding any principal amount of Notes held beneficially or of record by Borrower.

e.	Effect of Instruction. The Collateral Agent shall be bound by, and subject to, any limitation or restrictions on the exercise of its rights, powers or discretion set forth in any instruction it receives from a Majority in Interest (it being understood that a Majority in Interest shall, upon consultation with the Collateral Agent, have the right to direct and control the election, exercise and enforcement of the Secured Parties’ rights and remedies under the Notes and the Security Agreement against Borrower (including without limitation the commencement, conduct or settlement of any litigation, foreclosure or other action or proceeding, and the voting of any securities) without unduly restricting the Collateral Agent’s ability to conduct the orderly marketing and sale of any assets or securities of Borrower that may be subject to sale upon foreclosure, settlement or otherwise.

5. Power of Attorney.

a.	To effectuate the terms and provisions hereof, the Secured Parties hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

b.	All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

c.	This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

6. Reliance on Documents and Experts. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

7. Actions.

a.	The Secured Parties agree (which agreement shall survive any termination of this Agreement) to indemnify the Collateral Agent, from and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, the Notes and any other agreement relating thereto, including the reimbursement of the Collateral Agent for all reasonable out-of-pocket expenses (including attorneys’ fees and expenses) incurred by the Collateral Agent hereunder or in connection herewith or in enforcing the obligations of Borrower under this Agreement and the Notes, in all cases as to which the Collateral Agent is not reimbursed by Borrower; provided, that none of the Secured Parties, expressly excluding the Collateral Agent, shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Collateral Agent’s gross negligence or willful misconduct. The Collateral Agent shall not be required to take or omit to take any action hereunder or under the Notes, or to prosecute or defend any suit in respect of this Agreement or any of the Notes, or any other agreement relating thereto, unless indemnified to its satisfaction by the Secured Parties against loss, costs, liability, and expense. The Collateral Agent may delegate its duties hereunder to affiliates, agents, attorneys-in-fact and receivers (which term includes receivers as managers) selected in good faith by the Collateral Agent.

b.	Exculpation.

(i)	The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement, and the Collateral Agent shall not by reason of this Agreement or any of the Notes (or otherwise) be a trustee for any Secured Party or have any fiduciary obligation to any Secured Party or any of their affiliates. Neither the Collateral Agent nor any of its directors, partners, members, managers, officers, employees or agents (collectively, the “Related Parties”) shall be liable to any Secured Party for any action taken or omitted to be taken by it under this Agreement and the Notes, or in any agreements delivered in connection therewith, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor shall the Collateral Agent or any Related Parties be responsible for any recitals or representations or warranties herein or therein or in any other agreement delivered in connection therewith, or for the effectiveness, enforceability, validity or due execution of any of this Agreement, the Notes or in any other agreement delivered in connection therewith, nor for the creation, perfection or priority of any security interests purported to be created under any of the Notes or the validity, genuineness, enforceability, existence, value or sufficiency of any Collateral, nor shall the Collateral Agent or any Related Parties be obligated to make any inquiry respecting the performance by Borrower of its obligations hereunder or thereunder or in any other agreement delivered in connection therewith. Any such inquiry by the Collateral Agent shall not obligate it to make any further inquiry or to take any action. The Collateral Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement, or writing which they believe to be genuine and to have been presented by a proper Person. The Collateral Agent shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

(ii) The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by email, telex, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by the Collateral Agent with reasonable care. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by all Secured Parties, in its capacity as agent of the Secured Parties, and any action taken or failure to act pursuant thereto, shall be binding on all of the Secured Parties.

iii) The Collateral Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of this Agreement and the Notes, or which would in its opinion subject it or any of its Related Parties to liability. The Collateral Agent shall, in all cases, be fully justified in failing or refusing to act hereunder and under the Notes unless it shall be fully indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

(iv) The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness relating to the Notes as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form reasonably satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness and of any note or notes or other evidences of indebtedness issued in exchange therefor.

c.	Successor. The Collateral Agent may resign at any time upon at least 30 days’ notice to the Secured Parties. If the Collateral Agent at any time shall resign, the Secured Parties, by majority consent, may appoint another mutually agreed Secured Party as a successor to the Collateral Agent. If the Secured Parties do not make such appointment within ten (10) business days prior to the scheduled resignation date of the Collateral Agent, the retiring Collateral Agent shall appoint a new Collateral Agent from the Secured Parties or, if no Secured Party accepts such appointment, from among commercial banking institutions or trust institutions generally. In furtherance of the foregoing, upon the announcement that the Collateral Agent will resign in its capacity as the Collateral Agent, each of the Secured Parties agrees to use its best efforts to promptly appoint another Collateral Agent. Upon the acceptance of any appointment as the Collateral Agent hereunder, such successor Collateral Agent shall be entitled to receive from the retiring Collateral Agent such documents of transfer and assignment as such successor Collateral Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the Notes. After the retiring Collateral Agent’s resignation hereunder as the Collateral Agent, the provisions of this Section 3 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the Notes, and any other agreement relating thereto.

8. Application of Proceeds.

a.	Any and all amounts actually received by the Collateral Agent in connection with the enforcement of the Notes, shall, promptly upon receipt by the Collateral Agent, be applied:

(i)	First, to the payment in full of all amounts owing to the Collateral Agent in respect of any fees and expenses (including attorneys’ fees and expenses and fees and expenses of its agents) incurred by or on behalf of the Collateral Agent as a result of administering this Agreement or the Collateral or exercising any rights (including foreclosure of the Collateral) in its capacity as Collateral Agent;

(ii) Second, following payment of all obligations under clause (i), between and among each of the Secured Parties on a pro rata basis, computed using the then outstanding indebtedness, of both principal and accrued interest, of Borrower to each of the Secured Parties, as of the date of such distribution. Until the proceeds are so distributed, the Collateral Agent shall hold the proceeds in trust for the benefit of each of the Secured Parties; and

(iii) Third, to Borrower unless otherwise directed by a court of competent jurisdiction.

b.	The priorities of allocation set forth in Section 4(a) above shall apply in all circumstances, including with respect to any distribution made in any case or proceeding under any bankruptcy law or insolvency law involving creditors’ rights generally.

c.	If any Secured Party (an “Excess Party”) shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff, or otherwise) as a result of the realization, sale or other remedial disposition of, or foreclosure on, any Collateral in excess of the amount it is then entitled to receive under the terms of this Agreement, such Excess Party shall hold such amount in trust for the ratable benefit of the other Secured Parties in accordance with the terms of this Agreement and shall pay an amount equal to such excess to the Collateral Agent for distribution to the Secured Parties in accordance with the terms of this Agreement.

9. Ambiguity; Dispute.

a.	In the event of any ambiguity or uncertainty hereunder or in any notice, certificate, instruction or other communication received by the Collateral Agent hereunder, the Collateral Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Collateral, unless the Collateral Agent receives written instructions, signed by the Majority in Interest, or an opinion of counsel of Borrower reasonably satisfactory to it, which eliminates such ambiguity or uncertainty.

b.	In the event of any dispute between or conflicting claims by or among Borrower, the Secured Parties and/or the Collateral Agent and/or any other person or entity with respect to any Collateral, the Collateral Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Collateral so long as such dispute or conflict shall continue, and Collateral Agent shall not be or become liable in any way to Borrower or the Secured Parties for failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent shall be entitled to refuse to act until, in its sole discretion, such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Collateral Agent. The Collateral Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed an obligation of Borrower.

10. Further Assurances. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Agreement.

11. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Collateral Agent:	David Nemelka, Jr.
2662 Stonebury Loop Road
Springville, Utah 84663

If to Borrower:	QuantumSphere, Inc.
2905 Tech Center Dr.
Santa Ana, CA 92705
Facsimile: 714-545-6265

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

12. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

13. Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

14. Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

15. Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

17. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the any of the parties without the prior written consent of the other parties.

18. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of (a) the payment in full of the Notes, and (b) the conversion of the principal and accrued and unpaid interest and all other amounts owing under the Notes into equity securities of Borrower.

19. Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

21. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT, AND ACCORDINGLY, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

22. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OF THE OTHER PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

23. Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

24. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties.

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, this Intercreditor Agreement has been executed as of the date first set written above.

“SECURED PARTIES”

By:
Name:
Title:

By:
Name:
Title:

[ADD ADDITIONAL SIGNATURE BLOCKS, AS NEEDED]

“COLLATERAL AGENT”

By:
David Nemelka, Jr., an individual

“BORROWER”

QUANTUMSPHERE, INC.,

a California corporation

By:
Name:	Kevin D. Maloney
Title:	Chief Executive Officer & President